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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934





                         Date of report: June 25, 1999
                       (Date of earliest event reported)




                   ENSTAR INCOME/GROWTH PROGRAM SIX-B, L.P.,
                         a Georgia limited partnership
             (Exact name of registrant as specified in its charter)






          Georgia                    Commission File:          58-1754588
(State or other jurisdiction              0-18495             (I.R.S. Employer
of incorporation or organization)                            Identification No.)





                      10900 Wilshire Boulevard, 15th Floor
                         Los Angeles, California 90024
          (Address of principal executive offices, including zip code)






                                 (310) 824-9990
                (Registrant's phone number, including area code)


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Item 5.    Other Events

     As of 5:00 p.m., Los Angeles time on June 25, 1999, Enstar Income/Growth Program Six-B, L.P. ("Enstar Six-B") completed the solicitation of consents to its Liquidation Plan. The Liquidation Plan is described in detail in Enstar Six-B's Consent Solicitation Statement dated April 30, 1999 and Supplement dated June 9, 1999. The holders of 65.37% of the outstanding units voted to approve the Liquidation Plan. Consent of at least a majority of the total outstanding units was necessary in order for the Liquidation Plan to become effective. Consequently, the Liquidation Plan was approved and is binding upon the unitholders. Enstar Six-B intends to effect the Liquidation Plan as soon as reasonably practicable.

Item 7.    Financial Statements and Exhibits

(a)  Exhibits

     99.1  Press Release issued by Enstar Six-B dated June 28, 1999.

     99.2  Letter from Enstar Six-B to non-voting unitholders dated June 28,
           1999.


                                   *  *  *  *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Enstar Income/Growth Program Six-B, L.P.
                                   a Georgina limited partnership

Date:  June 30, 1999.         By: /s/ Michael K. Menerey
                                  --------------------------------
                                  Michael K. Menerey
                                  Executive Vice President,
                                  Chief Financial Officer and
                                  Secretary


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